UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22481

                                         Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                                                     New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                                                 New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

  Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

  Apollo Tactical Income Fund Inc. (NYSE: AIF)

Semi-Annual Report

June 30, 2014

(unaudited)

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (unaudited)

As of June 30, 2014

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

The first half of 2014 was an ideal environment for credit investors. Economic growth was “just right”…strong enough to inspire confidence in some, not strong enough to give the Fed the confidence to accelerate tapering or consider raising rates earlier than expected. This in turn kept treasury rates low (and in fact drove them slightly lower), providing a backdrop for strong performance from fixed income asset classes and a lack of volatility. The result was a high-yield bond market trading at all-time low yields and a leveraged loan market that saw spreads compress as demand for floating-rate product exceeded supply (again!).

Fundamentally, the benign environment seen during 2013 continued, as the default rate by number of issuers for the 12-month period ended June 30, 2014 was 0.83% for leveraged loans and by principal amount was 1.08% (excluding Energy Future Holdings Corp., formerly known as TXU Corp.). Of note, we saw zero defaults for the Funds’ portfolio holdings over that period. This compares to long-term averages of 3.9% for high-yield bonds (as referenced in the J.P. Morgan High-Yield Default Monitor) and 3.4% for leveraged loans (as measured by the J.P. Morgan Leveraged Loan Index) since 1998. The downside of this benign credit risk environment is that while the cycle churns forward and excess demand abounds, structures and lending terms tend to suffer. Leverage, particularly for new issue loans backing leveraged buyouts, has continued to increase throughout the first six months of the year, with an increasing number of transactions levered 6-7 times. The offset to this negative trend is that fixed charge coverage, which represents a company’s ability to service their interest expense and capital expenditures, remained strong at a record 3.2 times during the first half of 2014.

Year-to-date June 30, 2014, the levered loan market returned 2.6% (as measured by the S&P/LSTA Leveraged Loan Index), and the high-yield bond market returned 5.6% (as measured by the BofA Merrill Lynch High-Yield Master II Index), and appear to be trending toward a second rare “coupon-clipping” performance. However, given the lack of volatility and interest rate performance mentioned above, loans and high-yield bonds have underperformed other asset classes with the 10-year treasury gaining 6.13%, investment grade bonds gaining 5.94% (as measured by the BofA Merrill Lynch U.S. Corporate Master Index), and the S&P 500 gaining 6.97% through June 30, 2014.

That performance was a little surprising to us since coming into 2014 we were expecting more volatility than we have seen thus far. While we were right on one of our key predictions, that the string of strong inflows to loan mutual funds would reverse, we did not anticipate the new issuance of collateralized loan obligations (“CLOs”) to grow as much as it has, more than absorbing the loss of demand from retail funds and depriving our prediction of a key source of kindling for potential volatility. In fact, CLOs are likely one of the top stories in the leveraged finance world thus far in 2014, as their $61 billion of issuance through June 30, 2014 has far surpassed expectations and shows no signs of slowing down, serving to keep demand for loans, and by extension prices and spreads, steady and tight.

As the credit cycle continues to progress, it seems reasonable to assume that increasing leverage, rising interest rates and tepid economic growth will conspire to cause a gradual increase in defaults and distress over the next 1 to 2 years, pushing default rates closer to their long-term averages. That said, given the strong current tone in the market, we do not expect a material increase in defaults for the remainder of 2014.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management, LLC

4  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of June 30, 2014 (unaudited)

Portfolio Composition (as % of Current Market
Value of Investment Securities)

Loans	92.0%
High-Yield Bonds	6.6%
Equity/Other	1.4%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	4.81%
Weighted Average Fixed-Rate Coupon	10.25%
Weighted Average Days to Reset (floating assets)	62
Weighted Average Modified Duration (in years) (fixed assets)	2.55
Average Position Size	$2,214,846
Number of Positions	192
Weighted Average Rating	B

Credit Quality (b)

BBB- or Higher	0.2%
BB	5.2%
B	84.5%
CCC+ or Lower	6.2%
Not Rated	3.9%

Top 5 Industries (as % of Current Market Value of
Investment Securities) (c)

Banking, Finance, Insurance & Real Estate	13.5%
Services: Business	10.9%
Healthcare & Pharmaceuticals	10.3%
Telecommunications	8.0%
Media: Broadcasting & Subscription	7.0%
Total	49.7%

Top 10 Issuers (as % of Current Market Value of
Investment Securities) (d)

First Data Corp.	2.8%
Opal Acquisition, Inc.	1.8%
Global Tel*Link Corp.	1.7%
Asurion, LLC	1.4%
Securus Technologies Holdings, Inc.	1.3%
Hyperion Finance S.a.r.l.	1.3%
Charming Charlie, LLC	1.2%
Premier Dental Services, Inc.	1.2%
WideOpenWest Finance, LLC	1.2%
National Financial Partners Corp.	1.2%
Total	15.1%

Performance Comparison

	Six Months Ended June 30, 2014	Since Inception on February 23, 2011 to June 30, 2014

AFT - Stock Price	3.00%(e)	3.81%(e)(f)
AFT - NAV	3.66%(e)	7.18%(e)(f)
S&P/LSTA Leveraged Loan Index (g)	2.60%	4.88%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)	Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2014. The quality ratings reflected were issued by Standard & Poor’s Ratings Group (“S&P”), a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.
(c)	The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), a nationally recognized statistical rating organization.
(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.
(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. Dollar facilities in the leveraged loan market.

Semi-Annual Report  |  5

Apollo Tactical Income Fund Inc.

Financial Data

As of June 30, 2014 (unaudited)

Portfolio Composition (as % of Current Market
Value of Investment Securities)

Loans	61.1%
High-Yield Bonds	29.0%
Structured Credit	8.9%
Equity/Other	1.0%

Portfolio Characteristics (a)

Weighted Average Floating-Rate Spread	5.60%
Weighted Average Fixed-Rate Coupon	8.75%
Weighted Average Days to Reset (floating assets)	58
Weighted Average Modified Duration (in years) (fixed assets)	3.12
Average Position Size	$2,588,918
Number of Positions	156
Weighted Average Rating	B

Credit Quality (b)

BB	11.2%
B	71.9%
CCC+ or Lower	12.5%
Not Rated	4.4%

Top 5 Industries (as % of Current Market Value of
Investment Securities) (c)

Banking, Finance, Insurance & Real Estate	13.0%
Structured Finance	8.9%
Services: Business	8.4%
Healthcare & Pharmaceuticals	7.6%
Consumer Goods: Non-Durable	6.5%
Total	44.4%

Top 10 Issuers (as % of Current Market Value of
Investment Securities) (d)

StoneMor Partners, L.P. / Cornerstone Family Services of West Virginia	2.0%
First Data Corp.	1.9%
Molycorp, Inc.	1.8%
Atlas Senior Loan Fund Ltd.	1.7%
Land O’Lakes Capital Trust I	1.7%
TPC Group, Inc.	1.6%
Sidewinder Drilling, Inc.	1.5%
Securus Technologies Holdings, Inc.	1.5%
InVentiv Health, Inc.	1.5%
Jefferies Finance, LLC / JFIN Co-Issuer Corp.	1.5%
Total	16.7%

Performance Comparison

	Six Months Ended June 30, 2014	Since Inception on February 25, 2013 to June 30, 2014

AIF - Stock Price	5.98%(e)	0.59%(e)(f)
AIF - NAV	6.04%(e)	10.58%(e)(f)
S&P/LSTA Leveraged Loan Index (g)	2.60%	4.93%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)	Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2014. The quality ratings reflected were issued by S&P, a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.
(c)	The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, a nationally recognized statistical rating organization.
(d)	Holdings are subject to change and are provided for informational purposes only.
(e)	Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.
(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. Dollar facilities in the leveraged loan market.

6  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans (a) - 132.9%
AEROSPACE & DEFENSE - 9.3%
Camp International Holding Co.
2013 First Lien Replacement Term Loan, 4.75%, 05/31/19	1,300,215	1,307,795
2013 Second Lien Replacement Term Loan, 8.25%, 11/29/19	1,000,000	1,027,500
Deltek, Inc.
First Lien Term Loan, 10/10/18 (b)	3,498,442	3,526,867
Second Lien Term Loan, 10.00%, 10/10/19	1,091,000	1,116,229
ILC Industries, LLC
First Lien Term Loan, 8.00%, 07/11/18	4,422,112	4,433,167
Photonis Technologies SAS
Term Loan, 8.50%, 09/18/19	3,910,350	3,929,902
The SI Organization, Inc. (c)
First Lien Term Loan, 11/23/19 (b)	662,383	665,284
Second Lien Term Loan, 05/23/20 (b)	606,000	607,897
SRA International, Inc.
Term Loan, 6.50%, 07/20/18	3,573,772	3,591,659
TASC, Inc.
First Lien Term Loan, 6.50%, 05/22/20	1,570,000	1,542,525
Second Lien Term Loan, 12.00%, 05/23/21 (d)	2,339,943	2,316,544
U.S. Joiner Holding Co.
Term Loan, 7.00%, 04/16/20 (e)	2,493,750	2,487,516
WP CPP Holdings, LLC
First Lien Term Loan, 4.75%, 12/28/19	1,163,640	1,170,185

		27,723,070

AUTOMOTIVE - 1.2%
American Tire Distributors, Inc.
Delayed Draw Term Loan, 06/01/18 (b)	139,429	140,561
Initial Term Loan, 06/01/18 (b)	1,249,440	1,259,591
Fram Group Holdings Inc./Prestone Holdings Inc.
Second Lien Term Loan, 10.50%, 01/29/18	2,000,000	1,910,000
Transtar Holding Co.
First Lien Term Loan, 5.75%, 10/09/18	186,536	186,711

		3,496,863

BANKING, FINANCE, INSURANCE & REAL ESTATE - 14.0%
Amwins Group, LLC
First Lien New Term Loan, 5.00%, 09/06/19	1,729,304	1,735,789

	Principal Amount ($)	Value ($)
BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
Asurion, LLC
Incremental Tranche B-1 Term Loan, 5.00%, 05/24/19	4,458,483	4,492,390
Second Lien Term Loan, 8.50%, 03/03/21	1,562,000	1,623,504
Hub International Ltd.
Initial Term Loan, 4.25%, 10/02/20	2,769,060	2,777,713
Hyperion Finance S.a.r.l. (United Kingdom)
Term Loan, 5.75%, 10/17/19 (f)	5,373,000	5,408,811
Institutional Shareholder Services Inc.
First Lien Term Loan, 4.75%, 04/30/21 (e)	3,250,000	3,258,125
Medical Card System, Inc.
Term Loan, 12.00%, 09/17/15 (e) (g)	4,788,268	4,716,444
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17	750,223	756,787
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17	545,432	550,204
National Financial Partners Corp.
Term Loan B, 5.25%, 07/01/20	5,138,118	5,175,369
SG Acquisition, Inc.
First Lien Initial Term Loan, 7.25%, 12/21/18 (e)	2,607,224	2,620,260
USI, Inc.
Initial Term Loan, 4.25%, 12/27/19	4,835,372	4,850,990
VFH Parent LLC
Term Loan, 5.75%, 11/08/19	691,685	688,226
Walter Investment Management Corp.
Tranche B Term Loan, 4.75%, 12/18/20	3,320,640	3,288,479

		41,943,091

BEVERAGE, FOOD & TOBACCO - 5.0%
AdvancePierre Foods, Inc.
First Lien Term Loan, 5.75%, 07/10/17	702,132	703,666
ARG IH Corp.
Term Loan, 5.00%, 11/15/20	1,910,400	1,924,718
Arysta LifeScience SPC, LLC
First Lien Initial Term Loan, 4.50%, 05/29/20	1,194,929	1,199,411
Second Lien Term Loan, 8.25%, 11/30/20 (e)	1,028,000	1,048,560
Dole Food Co., Inc.
Tranche B Term Loan, 4.50%, 11/01/18	2,325,878	2,332,658
Hearthside Group Holdings, LLC
Term Loan, 4.50%, 06/02/21	1,642,000	1,655,005
Performance Food Group, Inc.
Second Lien Term Loan, 6.25%, 11/14/19	1,038,993	1,051,336

See accompanying Notes to Financial Statements.  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans (a) (continued)
BEVERAGE, FOOD & TOBACCO (continued)
PFS Holding Corp.
First Lien Term Loan, 4.50%, 01/31/21	2,803,973	2,761,913
Shearer’s Foods, LLC
First Lien Term Loan, 06/19/21 (b)	791,666	794,389
Winebow Holdings, Inc. (The Vintner Group, Inc.)
First Lien Term Loan, 07/01/21 (b)	699,029	701,650
Second Lien Term Loan, 01/02/22 (b)	744,897	746,759

		14,920,065

CAPITAL EQUIPMENT - 1.0%
Tank Holding Corp. (Roto Acquisition Corp.)
First Lien Term Loan, 4.25%, 07/09/19	3,059,244	3,063,068

CHEMICALS, PLASTICS & RUBBER - 2.2%
AI Chem & Cy S.C.A. (Luxembourg)
Tranche B-1 Term Loan, 4.50%, 10/03/19 (f)	426,909	429,577
Tranche B-2 Term Loan, 4.50%, 10/03/19 (f)	221,503	222,887
Cyanco Intermediate Corp.
Term Loan, 5.50%, 05/01/20	2,774,611	2,782,935
Kronos Worldwide, Inc.
Initial Term Loan, 4.75%, 02/18/20	628,425	635,891
Tronox Pigments B. V. (Netherlands)
New Term Loan, 4.00%, 03/19/20 (f)	736,557	738,999
Univar Inc.
Term Loan B, 5.00%, 06/30/17	1,728,052	1,737,634

		6,547,923

CONSUMER GOODS: DURABLE - 0.5%
Bluestem Brands, Inc.
Term Loan, 7.50%, 12/06/18	1,024,371	1,032,054
Britax U.S. Holdings Inc.
First Lien Term Loan B, 4.50%, 10/15/20	581,668	554,038

		1,586,092

CONSUMER GOODS: NON-DURABLE - 8.9%
ABG Intermediate Holdings 2 LLC
First Lien Term Loan, 5.50%, 05/27/21	3,541,125	3,563,256
Allflex Holdings III, Inc.
Second Lien Initial Term Loan, 8.00%, 07/19/21	2,400,000	2,427,000
BRG Sports, Inc.
First Lien Term Loan, 6.50%, 04/15/21 (e)	2,140,000	2,164,075

	Principal Amount ($)	Value ($)
CONSUMER GOODS: NON-DURABLE (continued)
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	445,000	449,450
Herff Jones, Inc.
Term Loan B, 5.50%, 06/25/19	3,660,577	3,693,742
Insight Pharmaceuticals LLC
First Lien Term Loan, 6.26%, 08/25/16 (e)	3,132,937	3,138,811
The Men’s Wearhouse, Inc.
Tranche B Term Loan, 4.50%, 06/18/21	2,430,000	2,446,961
Nine West Holdings, Inc.
Initial Term Loan, 4.75%, 10/08/19	1,320,000	1,328,705
Unsecured Initial Term Loan, 6.25%, 01/08/20	1,000,000	1,005,935
Polyconcept Investments B.V.
Term Loan, 06/28/19 (b)	3,800,897	3,791,395
The Topps Co., Inc.
Term Loan, 7.25%, 10/02/18 (e)	2,517,350	2,492,176

		26,501,506

CONTAINERS, PACKAGING & GLASS - 1.2%
Berlin Packaging LLC
Term Loan B, 4.75%, 04/02/19	495,000	499,178
Devix Topco (France)
First Lien Term Loan B, 4.25%, 05/03/21 (f)	1,525,000	1,530,726
Pelican Products, Inc.
First Lien Term Loan, 5.25%, 04/10/20	1,536,150	1,551,512

		3,581,416

ENERGY: OIL & GAS - 8.4%
Atlas Energy, L.P.
Term Loan, 6.50%, 07/31/19 (e)	1,250,550	1,270,090
Azure Midstream Energy LLC
Term Loan, 6.50%, 11/15/18	876,152	885,461
BBTS Borrower L.P.
Term Loan, 7.75%, 06/04/19	4,282,127	4,328,695
Chief Exploration & Development LLC
Second Lien Term Loan, 05/16/21 (b) (e)	2,380,000	2,439,500
Drillships Financing Holding Inc.
Tranche B-1 Term Loan, 6.00%, 03/31/21	3,258,037	3,317,105
EMG Utica, LLC
Term Loan, 4.75%, 03/27/20 (e)	1,553,000	1,558,824
HGIM Corp.
Term Loan A, 5.00%, 06/18/18 (e)	5,027,980	5,040,550
McDermott Finance LLC
Term Loan, 5.25%, 04/16/19	837,000	846,420
Pacific Drilling S.A. (Luxembourg)
Term Loan, 4.50%, 06/03/18 (f)	1,269,180	1,275,526

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans (a) (continued)
ENERGY: OIL & GAS (continued)
Power Buyer, LLC
First Lien Delayed Draw Term Loan, 4.25%, 05/06/20 (e)	48,565	47,593
First Lien Initial Term Loan, 4.25%, 05/06/20 (e)	914,108	895,826
Sprint Industrial Holdings, Inc.
First Lien Term Loan, 7.00%, 05/14/19	2,173,870	2,190,174
W3 Co.
First Lien Term Loan, 5.75%, 03/13/20 (e)	927,195	914,446

		25,010,210

ENVIRONMENTAL INDUSTRIES - 1.3%
Environmental Resources Management (United Kingdom)
Term Loan, 05/09/21 (b) (f)	3,920,000	3,900,420

FOREST PRODUCTS & PAPER - 0.8%
Caraustar Industries, Inc.
Term Loan, 7.50%, 05/01/19	2,327,529	2,360,999

HEALTHCARE & PHARMACEUTICALS - 13.7%
ABB/Con-Cise Optical Group LLC
Term Loan B-1, 4.50%, 02/06/19	1,516,034	1,516,033
Amneal Pharmaceuticals LLC
Term Loan B, 5.75%, 11/01/19	2,243,050	2,258,942
Ardent Medical Services, Inc.
First Lien Term Loan, 6.75%, 07/02/18	2,915,784	2,936,428
ATI Holdings, Inc.
Term Loan, 5.00%, 12/20/19	1,085,470	1,099,038
Dialysis Newco, Inc. (dba DSI Renal)
First Lien Term Loan B, 4.75%, 04/23/21	2,330,000	2,337,771
Healogics, Inc.
First Lien Term Loan B, 5.25%, 02/05/19	1,023,050	1,027,684
InVentiv Health, Inc.
Consolidated Term Loan, 7.50%, 08/04/16	2,387,546	2,403,220
Term Loan B-3, 7.75%, 05/15/18	729,448	731,271
Opal Acquisition, Inc.
First Lien Term Loan, 5.00%, 11/27/20	7,541,968	7,571,419
Premier Dental Services, Inc.
First Lien Term Loan, 6.00%, 11/01/18	5,228,804	5,257,118
Sheridan Holdings, Inc.
2013 First Lien Initial Term Loan, 4.50%, 06/29/18	1,319,340	1,321,319
Smile Brands Group Inc.
Term Loan, 08/16/19 (b)	4,367,000	4,257,825
Steward Health Care System LLC
Term Loan, 6.75%, 04/10/20 (e)	3,274,272	3,241,529

	Principal Amount ($)	Value ($)
HEALTHCARE & PHARMACEUTICALS (continued)
U.S. Renal Care, Inc.
First Lien Tranche B-2 Term Loan, 4.25%, 07/03/19	4,133,181	4,151,904
Second Lien Term Loan, 10.25%, 01/03/20 (e)	818,000	832,315

		40,943,816

HIGH TECH INDUSTRIES - 6.8%
The Active Network, Inc. (Lanyon, Inc.)
First Lien Term Loan, 5.50%, 11/13/20	1,573,284	1,568,375
Flexera Software LLC
First Lien Term Loan, 4.50%, 04/02/20	1,290,000	1,292,148
Freescale Semiconductor, Inc.
Tranche B5 Term Loan, 5.00%, 01/15/21	1,935,375	1,947,316
GTCR Valor Companies, Inc. (c)
First Lien Term Loan, 05/30/21 (b)	1,149,846	1,146,253
Kronos Inc.
First Lien Incremental Term Loan, 4.50%, 10/30/19	4,715,506	4,759,714
Landesk Group, Inc.
First Lien New Term Loan, 5.00%, 02/25/20	3,426,013	3,438,843
Second Lien Term Loan, 8.25%, 02/25/21	563,000	566,285
MSC Software Corp.
First Lien Initial Term Loan, 5.00%, 05/29/20	1,790,000	1,805,662
Vision Solutions, Inc.
First Lien Term Loan, 6.00%, 07/23/16 (e)	3,803,384	3,803,384

		20,327,980

HOTEL, GAMING & LEISURE - 2.4%
Centaur Acquisition, LLC
Second Lien Term Loan, 8.75%, 02/20/20	826,000	842,520
Deluxe Entertainment Services Group Inc.
Initial Term Loan, 6.50%, 02/28/20	1,033,299	1,033,299
Diamond Resorts Corp.
Term Loan, 5.50%, 05/09/21 (e)	909,000	916,954
Mohegan Tribal Gaming Authority
Term Loan B, 5.50%, 11/19/19	1,099,674	1,120,183
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18 (e)	1,969,965	2,021,676
Planet Fitness Holdings, LLC
Term Loan, 4.75%, 03/31/21	1,336,650	1,345,004

		7,279,636

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 6.4%
F & W Media, Inc.
Term Loan, 7.75%, 06/30/19 (e)	4,206,365	4,206,365

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans (a) (continued)
MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)
Information Resources, Inc.
Term Loan, 4.75%, 09/30/20	2,901,671	2,927,061
Merrill Communications LLC
Term Loan, 5.75%, 03/08/18	3,892,541	3,965,526
The Reader’s Digest Association, Inc.
Term Loan, 12.50%, 09/30/15 (e)	3,004,805	2,895,881
Springer SBM Two GMBH (Germany)
Initial Term Loan B2, 5.00%, 08/14/20 (f)	5,010,140	5,026,598

		19,021,431

MEDIA: BROADCASTING & SUBSCRIPTION - 8.7%
CCO Holdings, LLC
Term Loan E, 3.00%, 07/01/20	511,918	504,774
Emmis Communications Corp.
Term Loan B, 06/10/21 (b)	2,000,000	2,015,000
Granite Broadcasting Corp.
First Lien Tranche B Term Loan, 6.75%, 05/23/18 (e)	1,085,478	1,086,157
Hargray Communications Group, Inc. (HCP Acquisition LLC)
Term Loan B, 4.75%, 06/26/19	2,276,010	2,289,530
Hemisphere Media Holdings, LLC (Intermedia Espanol, Inc.)
Term Loan B, 6.25%, 07/30/20	2,326,500	2,361,398
Hubbard Radio, LLC
Tranche 1 Term Loan, 4.50%, 04/29/19	638,341	640,470
Learfield Communications, Inc.
2014 First Lien Replacement Term Loan, 4.50%, 10/09/20	1,243,750	1,256,188
Numericable U.S. LLC
Dollar Denominated Tranche B-1 Term Loan, 4.50%, 05/21/20	1,597,738	1,609,849
Dollar Denominated Tranche B-2 Term Loan, 4.50%, 05/21/20	1,382,262	1,392,739
SESAC Holdco II LLC
First Lien Term Loan, 5.00%, 02/07/19	920,684	929,320
Telecommunications Management, LLC
First Lien Initial Term Loan, 4.75%, 04/30/20	1,018,869	1,027,784
Second Lien Initial Term Loan, 9.00%, 10/30/20	710,475	718,467
WideOpenWest Finance, LLC
Term Loan B, 4.75%, 04/01/19	5,170,757	5,193,379
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC)
First Lien Term Loan, 5.25%, 05/06/21	5,050,000	5,094,188

		26,119,243

	Principal Amount ($)	Value ($)
MEDIA: DIVERSIFIED & PRODUCTION - 1.4%
Tech Finance & Co. S.C.A. (Luxembourg)
U.S. Term Loan, 5.50%, 07/11/20 (f)	4,239,288	4,297,599

METALS & MINING - 0.7%
Oxbow Carbon LLC (Oxbow Calcining LLC)
Term Loan B, 8.00%, 01/19/20	2,000,000	2,052,500

RETAIL - 6.1%
99¢ Only Stores
Tranche B-2 Term Loan, 4.50%, 01/11/19	1,807,778	1,820,432
Charming Charlie, LLC
Initial Term Loan, 9.00%, 12/24/19	5,335,531	5,402,226
Evergreen Acqco 1 L.P.
New Term Loan, 5.00%, 07/09/19	3,337,587	3,335,501
HMK Intermediate Holdings LLC
Term Loan, 5.00%, 03/30/19 (e)	1,127,000	1,127,000
Sears Roebuck Acceptance Corp. (Kmart Corp.)
Term Loan, 5.50%, 06/30/18	3,004,900	3,042,461
Smart & Final, Inc.
First Lien Term Loan, 4.75%, 11/15/19	2,681,435	2,692,160
Vince, LLC (Vince Intermediate Holding, LLC)
Term Loan B, 6.00%, 11/27/19	726,857	736,851

		18,156,631

SERVICES: BUSINESS - 15.8%
Applied Systems, Inc.
First Lien Initial Term Loan, 4.25%, 01/25/21	2,019,850	2,029,475
Aptean, Inc.
First Lien Term Loan, 5.25%, 02/26/20	3,514,193	3,536,156
ARC Document Solutions, Inc.
Term Loan B, 6.25%, 12/20/18	2,334,375	2,373,768
Brock Holdings III, Inc.
First Lien Term Loan, 6.00%, 03/16/17	1,599,448	1,604,935
Catalent Pharma Solutions, Inc.
Dollar Term Loan, 05/20/21 (b)	2,400,000	2,416,932
EIG Investors Corp.
Term Loan, 5.00%, 11/09/19	3,306,088	3,317,114
Evergreen Skills Lux S.a.r.l. (Luxembourg)
First Lien Initial Term Loan, 4.50%, 04/28/21 (f)	2,540,000	2,543,975
GCA Services Group, Inc.
First Lien Replacement Term Loan, 4.25%, 11/01/19	923,407	924,368
Second Lien Initial Term Loan, 9.25%, 11/01/20	834,400	846,394

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans (a) (continued)
SERVICES: BUSINESS (continued)
Genex Holdings, Inc.
First Lien Term Loan, 05/28/21 (b)	993,000	1,001,068
Infogroup Inc.
Term Loan B, 7.50%, 05/26/18	3,887,309	3,671,097
Mirror Bidco Corp.
Term Loan B, 4.25%, 12/28/19	1,013,626	1,015,314
Nord Anglia Education Finance LLC
Initial Term Loan, 4.50%, 03/31/21	2,080,000	2,084,555
Onex Carestream Finance L.P.
First Lien 2013 Term Loan, 5.00%, 06/07/19	4,110,650	4,123,496
Second Lien Term Loan, 9.50%, 12/07/19	1,000,000	1,023,750
SGS Cayman, L.P. (Cayman Islands)
Term Loan, 7.25%, 03/06/19 (f)	1,444,917	1,455,754
SNL Financial LC
New Term Loan, 4.50%, 10/23/18	946,246	950,684
Stafford Logistics, Inc. (dba Custom Ecology, Inc.)
Term Loan, 6.75%, 06/26/19 (e)	2,519,550	2,533,722
Sutherland Global Services Inc.
U.S. Tranche Term Loan, 7.25%, 03/06/19	3,199,458	3,223,454
Transfirst Holdings, Inc.
Second Lien Term Loan B-1, 7.50%, 06/27/18	2,500,000	2,521,088
TriNet HR Corp.
Term Loan B2, 5.00%, 08/20/20	3,979,925	3,979,925

		47,177,024

SERVICES: CONSUMER - 1.7%
Laureate Education, Inc.
2018 New Series Extended Term Loan, 5.00%, 06/15/18	5,242,493	5,137,644

TELECOMMUNICATIONS - 10.4%
Avaya Inc.
Term Loan B-3, 4.73%, 10/26/17	2,256,579	2,214,268
Global Tel*Link Corp.
First Lien Term Loan, 05/23/20 (b)	7,394,836	7,376,349
Grande Communications Networks LLC
Term Loan B, 4.50%, 05/29/20	4,057,188	4,053,394
Integra Telecom Holdings, Inc.
Replacement Term Loan, 5.25%, 02/22/19	1,062,550	1,071,050
LTS Buyer LLC (Sidera Networks, Inc.)
Second Lien Term Loan, 8.00%, 04/12/21	456,665	463,137
Ntelos Inc.
Term Loan B, 11/09/19 (b)	4,049,609	4,059,733

	Principal Amount ($)	Value ($)
TELECOMMUNICATIONS (continued)
Securus Technologies Holdings, Inc.
First Lien Initial Term Loan, 4.75%, 04/30/20	2,569,609	2,583,523
Second Lien New Term Loan, 9.00%, 04/30/21	2,800,000	2,846,088
The TelX Group, Inc.
Second Lien Initial Term Loan, 7.50%, 04/09/21	600,000	602,376
Term Loan B, 4.50%, 04/09/20	890,000	892,114
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	4,854,253	4,905,853

		31,067,885

TRANSPORTATION: CARGO - 1.2%
Carrix, Inc.
Term Loan, 01/07/19 (b)	2,500,000	2,359,375
Commercial Barge Line Co.
First Lien Initial Term Loan, 7.50%, 09/22/19 (e)	1,120,813	1,129,219

		3,488,594

TRANSPORTATION: CONSUMER - 2.6%
Landmark Aviation FBO Canada, Inc. (Canada)
Canadian Term Loan, 4.75%, 10/25/19 (f)	187,616	188,132
LM U.S. Member LLC (LM U.S. Corp. Acquisition Inc.)
Term Loan B, 10/25/19 (b)	500,000	501,375
First Lien Initial Term Loan, 4.75%, 10/25/19	2,780,997	2,788,645
Travel Leaders Group, LLC
Tranche B Term Loan, 7.00%, 12/05/18 (e)	1,190,893	1,193,126
Travelport LLC
New Term Loan B, 6.25%, 06/26/19	3,186,810	3,265,285

		7,936,563

UTILITIES: ELECTRIC - 1.2%
Energy Future Intermediate Holding Co. LLC (EFIH Finance Inc.)
Term Loan, 4.25%, 06/19/16	2,240,000	2,255,803
Panda Sherman Power, LLC
Construction Term Loan Advances, 9.00%, 09/14/18 (e)	1,200,000	1,232,250

		3,488,053

Total Senior Loans (Cost $391,805,610)		397,129,322

Corporate Notes and Bonds - 9.5%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 4.1%
First Data Corp.
12.63%, 01/15/21	10,000,000	12,337,500

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds (continued)
ENVIRONMENTAL INDUSTRIES - 0.7%
Tervita Corp. (Canada)
9.75%, 11/01/19 (f) (h)	2,142,000	2,088,450

HEALTHCARE & PHARMACEUTICALS - 1.2%
Valeant Pharmaceuticals International, Inc. (Canada)
7.50%, 07/15/21 (f) (h)	3,200,000	3,556,000

MEDIA: BROADCASTING & SUBSCRIPTION - 1.3%
Columbus International Inc. (Barbados)
7.38%, 03/30/21 (f) (h)	1,285,000	1,389,406
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%, 08/01/23 (f)	1,000,000	998,750
Radio One Inc.
9.25%, 02/15/20 (h)	1,484,000	1,613,850

		4,002,006

MEDIA: DIVERSIFIED & PRODUCTION - 0.9%
SiTV Inc.
10.38%, 07/01/19 (h)	2,493,000	2,567,790

METALS & MINING - 0.1%
Murray Energy Corp.
8.63%, 06/15/21 (h)	300,000	326,250

TELECOMMUNICATIONS - 1.2%
Avanti Communications Group PLC (United Kingdom)
10.00%, 10/01/19 (f) (h)	3,333,000	3,549,645

Total Corporate Notes and Bonds (Cost $25,837,520)		28,427,641

	Share Amount	Value ($)

Common Stock - 0.7%
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.7%
The Reader’s Digest Association, Inc. (e) (i)	50,210	2,146,478

Total Common Stock (Cost $5,212,858)		2,146,478

Preferred Stock - 1.3%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.3%
Watford Holdings Ltd. (Bermuda)
8.50% (e) (f)	160,000	3,920,000

Total Preferred Stock (Cost $3,920,000)		3,920,000

Warrants - 0.0%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%
Medical Card System, Inc.
07/26/18 (e)	54,913	10,983

Total Warrants (Cost $ — )		10,983

Total Investments-144.4%		431,634,424
(Cost of $426,775,988)
Other Assets & Liabilities, Net-5.5%		16,532,708
Loan Outstanding-(49.9)%		(149,269,000)

Net Assets (Applicable to Common Shares)-100.0%		298,898,132

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at June 30, 2014. Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Senior Loan assets have additional unfunded loan commitments. As of June 30, 2014, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments

GTCR Valor Companies, Inc.	$867,435
The SI Organization, Inc.	88,001

Total unfunded loan commitments	$955,436

(d)	Fixed rate asset.
(e)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(f)	Foreign issuer traded in U.S. dollars.
(g)	Represents a payment-in-kind security which may pay interest in additional principal amount.
(h)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2014, these securities amounted to $15,091,391, or 5.05% of net assets.
(i)	Non income-producing asset.

12  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) - 86.9%
AEROSPACE & DEFENSE - 7.8%
Camp International Holding Co. 2013 Second Lien Replacement Term Loan, 8.25%, 11/29/19	1,350,000	1,387,125
Deltek, Inc. First Lien Term Loan, 10/10/18 (b)	1,212,423	1,222,274
ILC Industries, LLC Term Loan 2, 11.50%, 07/11/19 (c)	4,000,000	3,940,000
Photonis Technologies SAS Term Loan, 8.50%, 09/18/19	3,910,350	3,929,902
The SI Organization, Inc. (d) First Lien Term Loan, 11/23/19 (b)	662,383	665,284
Second Lien Term Loan, 05/23/20 (b)	606,000	607,897
SRA International, Inc. Term Loan, 6.50%, 07/20/18	2,925,783	2,940,427
TASC, Inc. First Lien Term Loan, 6.50%, 05/22/20	1,570,000	1,542,525
Second Lien Term Loan, 12.00%, 05/23/21 (e)	2,339,943	2,316,544
U.S. Joiner Holding Co. Term Loan, 7.00%, 04/16/20 (c)	2,493,750	2,487,516
WP CPP Holdings, LLC Second Lien Term Loan B-1, 8.75%, 04/30/21	1,435,000	1,451,831

		22,491,325

BANKING, FINANCE, INSURANCE & REAL ESTATE - 8.6%
Asurion, LLC Second Lien Term Loan, 8.50%, 03/03/21	3,124,000	3,247,008
Hyperion Finance S.a.r.l. (United Kingdom) Term Loan, 5.75%, 10/17/19 (f)	5,373,000	5,408,811
Institutional Shareholder Services Inc. First Lien Term Loan, 4.75%, 04/30/21 (c)	3,250,000	3,258,125
Medical Card System, Inc. Term Loan, 12.00%, 09/17/15 (c) (g)	4,419,939	4,353,640
MMM Holdings, Inc. MMM Term Loan, 9.75%, 12/12/17	1,293,209	1,304,524
MSO of Puerto Rico, Inc. MSO Term Loan, 9.75%, 12/12/17	940,197	948,424
National Financial Partners Corp. Term Loan B, 5.25%, 07/01/20	5,138,118	5,175,369
Nuveen Investments, Inc. Tranche B First Lien Term Loan, 4.16%, 05/13/17	286,000	286,874
VFH Parent, LLC Term Loan, 5.75%, 11/08/19	775,586	771,708

		24,754,483

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO - 2.7%
ARG IH Corp. Term Loan, 5.00%, 11/15/20	1,910,400	1,924,718
Arysta LifeScience SPC, LLC Second Lien Term Loan, 8.25%, 11/30/20 (c)	1,028,000	1,048,560
Hearthside Group Holdings, LLC Term Loan, 4.50%, 06/02/21	1,642,000	1,655,005
PFS Holding Corp. Second Lien Term Loan, 8.25%, 01/31/22 (c)	714,000	697,935
Shearer’s Foods, LLC First Lien Term Loan, 06/19/21 (b)	791,666	794,389
Winebow Holdings, Inc. (The Vintner Group, Inc.) First Lien Term Loan, 07/01/21 (b)	699,029	701,650
Second Lien Term Loan, 01/02/22 (b)	989,795	992,269

		7,814,526

CHEMICALS, PLASTICS & RUBBER - 0.9%
Cyanco Intermediate Corp. Term Loan, 5.50%, 05/01/20	1,889,220	1,894,887
Kronos Worldwide, Inc. Initial Term Loan, 4.75%, 02/18/20	628,425	635,891

		2,530,778

CONSUMER GOODS: DURABLE - 0.4%
Bluestem Brands, Inc. Term Loan, 7.50%, 12/06/18	1,024,371	1,032,054

CONSUMER GOODS: NON-DURABLE - 7.4%
ABG Intermediate Holdings 2 LLC First Lien Term Loan, 5.50%, 05/27/21	3,541,125	3,563,257
Allflex Holdings III, Inc. Second Lien Initial Term Loan, 8.00%, 07/19/21	2,400,000	2,427,000
BRG Sports, Inc. First Lien Term Loan, 6.50%, 04/15/21 (c)	2,140,000	2,164,075
Fender Musical Instruments Corp. Initial Term Loan, 5.75%, 04/03/19	445,000	449,450
Herff Jones, Inc. Term Loan B, 5.50%, 06/25/19	3,660,577	3,693,742
Insight Pharmaceuticals, LLC First Lien Term Loan, 6.26%, 08/25/16 (c)	485,361	486,271
Nine West Holding Corp. Unsecured Initial Term Loan, 6.25%, 01/08/20	2,744,518	2,760,807
Polyconcept Investments B.V. Term Loan, 6.00%, 06/28/19	3,334,977	3,326,640
The Topps Company, Inc. Term Loan, 7.25%, 10/02/18 (c)	2,517,350	2,492,176

		21,363,418

See accompanying Notes to Financial Statements.  |  13

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
CONTAINERS, PACKAGING & GLASS - 0.5%
Pelican Products, Inc. First Lien Term Loan, 5.25%, 04/10/20	1,536,150	1,551,512

ENERGY: OIL & GAS - 4.9%
Atlas Energy, L.P. Term Loan, 6.50%, 07/31/19 (c)	1,250,550	1,270,090
Azure Midstream Energy, LLC Term Loan, 6.50%, 11/15/18	876,152	885,461
Chief Exploration & Development LLC Second Lien Term Loan, 05/16/21 (b) (c)	3,570,000	3,659,250
Drillships Financing Holding, Inc. Tranche B-1 Term Loan, 6.00%, 03/31/21	3,258,037	3,317,105
HGIM Corp. Term Loan A, 5.00%, 06/18/18 (c)	748,825	750,697
McDermott Finance LLC Term Loan, 5.25%, 04/16/19	837,000	846,420
Sprint Industrial Holdings, Inc. First Lien Term Loan, 7.00%, 05/14/19	2,173,870	2,190,174
W3 Co. First Lien Term Loan, 5.75%, 03/13/20 (c)	1,112,487	1,097,191

		14,016,388

ENVIRONMENTAL INDUSTRIES - 1.3%
Environmental Resources Management (United Kingdom) 05/09/21 (b) (f)	3,920,000	3,900,420

FOREST PRODUCTS & PAPER - 1.0%
Caraustar Industries, Inc. Term Loan, 7.50%, 05/01/19	2,792,541	2,832,698

HEALTHCARE & PHARMACEUTICALS - 7.6%
Amneal Pharmaceuticals LLC Term Loan B, 5.75%, 11/01/19	2,243,050	2,258,942
Ardent Medical Services, Inc. First Lien Term Loan, 6.75%, 07/02/18	815,018	820,788
Dialysis Newco, Inc. (dba DSI Renal) First Lien Term Loan B, 4.75%, 04/23/21	2,330,000	2,337,771
InVentiv Health, Inc. Consolidated Term Loan, 7.50%, 08/04/16	446,030	448,958
Opal Acquisition, Inc. First Lien Term Loan, 5.00%, 11/27/20	5,417,387	5,438,542
Premier Dental Services, Inc. First Lien Term Loan, 6.00%, 11/01/18	3,719,596	3,739,737
Smile Brands Group, Inc. Term Loan, 08/16/19 (b)	4,367,000	4,257,825

	Principal Amount ($)	Value ($)

HEALTHCARE & PHARMACEUTICALS (continued)
Steward Health Care System, LLC Term Loan, 6.75%, 04/10/20 (c)	1,512,720	1,497,593
U.S. Renal Care, Inc. Incremental Tranche B-1 Second Lien Term Loan 2, 8.50%, 07/03/20	1,212,000	1,230,180

		22,030,336

HIGH TECH INDUSTRIES - 4.3%
The Active Network, Inc. (Lanyon, Inc.) First Lien Term Loan, 5.50%, 11/13/20	628,799	626,837
Second Lien Term Loan, 9.50%, 11/15/21	2,584,195	2,593,885
GTCR Valor Companies, Inc. (d) First Lien Term Loan, 05/30/21 (b)	1,149,846	1,146,253
Landesk Group, Inc. First Lien New Term Loan, 5.00%, 02/25/20	3,426,013	3,438,843
Second Lien Term Loan, 8.25%, 02/25/21	1,682,000	1,691,814
MSC Software Corp. First Lien Initial Term Loan, 5.00%, 05/29/20	901,000	908,884
Second Lien Term Loan, 8.50%, 05/28/21 (c)	2,050,000	2,070,500

		12,477,016

HOTEL, GAMING & LEISURE - 3.3%
Centaur Acquisition, LLC Second Lien Term Loan, 8.75%, 02/20/20	3,000,000	3,060,000
Deluxe Entertainment Services Group, Inc. Initial Term Loan, 6.50%, 02/28/20	1,033,299	1,033,299
Diamond Resorts Corp. Term Loan, 5.50%, 05/09/21 (c)	909,000	916,954
Mohegan Tribal Gaming Authority Term Loan B, 5.50%, 11/19/19	1,099,674	1,120,183
Peppermill Casinos, Inc. Term Loan B, 7.25%, 11/09/18 (c)	1,974,902	2,026,743
Planet Fitness Holdings LLC Term Loan, 4.75%, 03/31/21	1,336,650	1,345,004

		9,502,183

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.5%
F & W Media, Inc. Term Loan, 7.75%, 06/30/19 (c)	4,206,365	4,206,365
Merrill Communications, LLC Term Loan, 5.75%, 03/08/18	4,547,481	4,632,746
Springer SBM Two GMBH (Germany) Initial Term Loan B2, 5.00%, 08/14/20 (f)	4,017,640	4,030,839

		12,869,950

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
MEDIA: BROADCASTING & SUBSCRIPTION - 5.0%
Emmis Communications Corp. Term Loan B, 06/10/21 (b)	2,000,000	2,015,000
Hargray Communications Group, Inc. (HCP Acquisition LLC) Term Loan B, 4.75%, 06/26/19	2,276,010	2,289,530
Hemisphere Media Holdings, LLC (Intermedia Espanol, Inc.) Term Loan B, 6.25%, 07/30/20	2,326,500	2,361,398
SESAC Holdco II LLC First Lien Term Loan, 5.00%, 02/07/19	403,976	407,765
Telecommunications Management, LLC First Lien Initial Term Loan, 4.75%, 04/30/20	1,018,869	1,027,784
Second Lien Initial Term Loan, 9.00%, 10/30/20	1,065,712	1,077,701
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC) First Lien Term Loan, 5.25%, 05/06/21	5,050,000	5,094,188

		14,273,366

MEDIA: DIVERSIFIED & PRODUCTION - 1.5%
Tech Finance & Co. S.C.A. (Luxembourg) U.S. Term Loan, 5.50%, 07/11/20 (f)	4,239,288	4,297,599

METALS & MINING - 1.1%
Oxbow Carbon, LLC (Oxbow Calcining, LLC) Term Loan B, 8.00%, 01/19/20	3,000,000	3,078,750

RETAIL - 0.7%
Charming Charlie, LLC Initial Term Loan, 9.00%, 12/24/19	1,226,940	1,242,276
Vince, LLC (Vince Intermediate Holding, LLC) Term Loan B, 6.00%, 11/27/19	726,857	736,851

		1,979,127

SERVICES: BUSINESS - 11.9%
Applied Systems, Inc. Second Lien Initial Term Loan, 7.50%, 01/24/22	1,090,600	1,114,866
Aptean, Inc. First Lien Term Loan, 5.25%, 02/26/20	1,519,193	1,528,687
ARC Document Solutions, Inc. Term Loan B, 6.25%, 12/20/18	2,334,375	2,373,768
EIG Investors Corp. Term Loan, 5.00%, 11/09/19	2,112,219	2,119,264
Genex Holdings, Inc. First Lien Term Loan, 05/28/21 (b)	993,000	1,001,068

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)
Infogroup, Inc. Term Loan B, 7.50%, 05/26/18	3,751,564	3,542,902
Nord Anglia Education Finance, LLC Initial Term Loan, 4.50%, 03/31/21	2,080,000	2,084,555
Onex Carestream Finance L.P. Second Lien Term Loan, 9.50%, 12/07/19	5,639,588	5,773,528
SGS Cayman, L.P. (Cayman Islands) Term Loan, 7.25%, 03/06/19 (f)	1,745,236	1,758,325
Stadium Management (SMG) Second Lien Term Loan, 9.25%, 02/27/21 (c)	2,490,000	2,533,575
Stafford Logistics, Inc. (dba Custom Ecology, Inc.) Term Loan, 6.75%, 06/26/19 (c)	2,519,550	2,533,722
Sutherland Global Services, Inc. U.S. Tranche Term Loan, 7.25%, 03/06/19	3,864,451	3,893,434
TriNet HR Corp. Term Loan B2, 5.00%, 08/20/20	3,979,925	3,979,925

		34,237,619

SERVICES: CONSUMER - 1.3%
Laureate Education, Inc. New Series 2018 Extended Term Loan, 5.00%, 06/15/18	3,877,442	3,799,893

TELECOMMUNICATIONS - 5.7%
Global Tel*Link Corp. First Lien Term Loan, 05/23/20 (b)	3,005,649	2,998,134
Ntelos Inc. Term Loan B, 11/09/19 (b)	4,049,609	4,059,733
Securus Technologies Holdings, Inc. First Lien Initial Term Loan, 4.75%, 04/30/20	997,488	1,002,889
Second Lien New Term Loan, 9.00%, 04/30/21	5,000,000	5,082,300
The TelX Group, Inc. Second Lien Initial Term Loan B, 7.50%, 04/09/21	600,000	602,376
U.S. TelePacific Corp. Term Loan, 5.75%, 02/23/17	2,506,018	2,532,657

		16,278,089

TRANSPORTATION: CARGO - 1.4%
Carrix, Inc. Term Loan, 01/07/19 (b)	2,500,000	2,359,375
Commercial Barge Line Co. First Lien Initial Term Loan, 7.50%, 09/22/19 (c)	1,680,725	1,693,330

		4,052,705

TRANSPORTATION: CONSUMER - 2.3%
LM U.S. Member LLC (LM U.S. Corp. Acquisition Inc.) Term Loan B, 10/25/19 (b)	651,515	653,307

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans (a) (continued)
TRANSPORTATION: CONSUMER (continued)
Travel Leaders Group, LLC Tranche B Term Loan, 7.00%, 12/05/18 (c)	1,190,893	1,193,126
Travelport, LLC New Term Loan B, 6.25%, 06/26/19	4,692,600	4,808,155

		6,654,588

UTILITIES: ELECTRIC - 0.8%
Energy Future Intermediate Holding Co. LLC (EFIH Finance Inc.) Term Loan, 4.25%, 06/19/16	2,240,000	2,255,803

Total Senior Loans (Cost $245,823,777)		250,074,626

Corporate Notes and Bonds - 41.3%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 8.5%
First Data Corp.
10.63%, 06/15/21	5,000,000	5,850,000
11.25%, 01/15/21	1,800,000	2,106,000
Jefferies Finance, LLC / JFIN Co-Issuer Corp. 7.38%, 04/01/20 (h)	5,500,000	5,802,500
KCG Holdings, Inc. (Knight Capital) 8.25%, 06/15/18 (h)	3,934,000	4,194,628
Nationstar Mortgage, LLC 6.50%, 07/01/21	3,860,000	3,888,950
SquareTwo Financial Corp. 11.63%, 04/01/17	2,684,000	2,603,480

		24,445,558

BEVERAGE, FOOD & TOBACCO - 4.4%
Chiquita Brands International Inc. / Chiquita Brands LLC 7.88%, 02/01/21	5,256,000	5,742,180
Land O’Lakes Capital Trust I 7.45%, 03/15/28 (h)	6,719,000	6,802,988

		12,545,168

CAPITAL EQUIPMENT - 0.4%
Waterjet Holdings, Inc. 7.63%, 02/01/20 (h)	1,043,000	1,110,795

CHEMICALS, PLASTICS & RUBBER - 5.1%
Magnetation, LLC / Mag Finance Corp. 11.00%, 05/15/18 (h)	2,600,000	2,853,500
Rentech Nitrogen Partners, L.P./Rentech Nitrogen Finance Corp. 6.50%, 04/15/21 (h)	5,000,000	5,075,000
TPC Group, Inc. 8.75%, 12/15/20 (h)	6,000,000	6,675,000

		14,603,500

CONSUMER GOODS: NON-DURABLE - 1.9%
American Greetings Corp. 7.38%, 12/01/21	5,000,000	5,331,250

	Principal Amount ($)	Value ($)
ENERGY: OIL & GAS - 4.0%
Sidewinder Drilling, Inc. 9.75%, 11/15/19 (c) (h)	6,000,000	6,120,000
Summit Midstream Holdings, LLC / Summit Midstream Finance Corp. 7.50%, 07/01/21	5,000,000	5,475,000

		11,595,000

HEALTHCARE & PHARMACEUTICALS - 3.2%
InVentiv Health, Inc. 11.00%, 08/15/18 (h)	5,750,000	5,520,000
Valeant Pharmaceuticals International, Inc. (Canada) 7.50%, 07/15/21 (f) (h)	3,200,000	3,556,000

		9,076,000

HOTEL, GAMING & LEISURE - 0.7%
DreamWorks Animation SKG, Inc. 6.88%, 08/15/20 (h)	2,000,000	2,165,000

MEDIA: BROADCASTING & SUBSCRIPTION - 2.7%
Columbus International, Inc. (Barbados) 7.38%, 03/30/21 (f) (h)	1,285,000	1,389,406
Nara Cable Funding Ltd. (Ireland) 8.88%, 12/01/18 (f) (h)	2,625,000	2,815,312
Ono Finance II PLC (Ireland) 10.88%, 07/15/19 (f) (h)	1,800,000	1,975,500
Radio One, Inc. 9.25%, 02/15/20 (h)	1,484,000	1,613,850

		7,794,068

MEDIA: DIVERSIFIED & PRODUCTION - 0.9%
SiTV Inc. 07/01/19 (b) (h)	2,493,000	2,567,790

METALS & MINING - 3.5%
Molycorp, Inc. 10.00%, 06/01/20	8,000,000	7,400,000
SunCoke Energy, Inc.
7.38%, 02/01/20 (h)	2,000,000	2,145,000
7.38%, 02/01/20 (h)	606,000	649,935

		10,194,935

SERVICES: CONSUMER - 2.9%
StoneMor Partners, L.P./ Cornerstone Family Services of West Virginia 7.88%, 06/01/21 (h)	7,921,000	8,356,655

TELECOMMUNICATIONS - 3.1%
Avanti Communications Group PLC (United Kingdom) 10.00%, 10/01/19 (f) (h)	3,333,000	3,549,645
Avaya, Inc. 9.00%, 04/01/19 (h)	5,255,000	5,484,906

		9,034,551

Total Corporate Notes and Bonds (Cost $114,277,066)		118,820,270

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

	Principal Amount ($)	Value ($)

Asset-Backed Securities (i) - 12.7%
Atlas Senior Loan Fund Ltd. (Cayman Islands) Series 2012-1A, Class B2L, 6.47%, 08/15/24 (f) (h) (j)	2,000,000	1,996,250
Series 2012-1A, Class B3L, 7.72%, 08/15/24 (c) (f) (h) (j)	5,000,000	5,006,250
Battalion CLO Ltd. (Cayman Islands) Series 2012-3A, Class D, 5.53%, 01/18/25 (f) (h) (j)	1,650,000	1,574,678
Cent CLO 17 Ltd. (Cayman Islands) Series 2013-17A, Class D, 6.22%, 01/30/25 (c) (f) (h) (j)	4,000,000	3,956,000
Cent CLO L.P. (Cayman Islands) Series 2012-16X, Class D, 6.23%, 08/01/24 (f) (j)	2,000,000	1,978,860
CIFC Funding Ltd. (Cayman Islands)
Series 2012-1X, Class B2L, 7.23%, 08/14/24 (c) (f) (j)	2,000,000	2,000,000
Series 2012-2X, Class B2L, 6.23%, 12/05/24 (c) (f) (j)	3,000,000	2,955,000
Dryden XXIV Senior Loan Fund (Cayman Islands)
Series 2012-24A, Class E, Collateralized Loan Obligation, 6.12%, 11/15/23 (f) (h) (j)	1,000,000	987,229
JFIN CLO 2012 Ltd. (Cayman Islands)
Series 2012-1A, Class D, 5.73%, 07/20/23 (f) (h) (j)	3,000,000	2,864,251
Marea CLO Ltd. (Cayman Islands)
Series 2012-1A, Class E, 6.33%, 10/16/23 (c) (f) (h) (j)	4,000,000	3,966,320
NXT Capital CLO 2014-1, LLC 5.80%, 04/23/26 (c) (h) (j)	5,000,000	4,652,350

	Principal Amount ($)	Value ($)

OCP CLO Ltd. (Cayman Islands) Series 2014-5A, Class E, 5.49%, 04/26/26 (c) (f) (h) (j)	3,000,000	2,548,200
Octagon Investment Partners XIV Ltd. (Cayman Islands) Series 2012-1A, Class E, 6.74%, 01/15/24 (c) (f) (h) (j)	2,200,000	2,076,646

Total Asset-Backed Securities (Cost $36,648,005)		36,562,034

	Share Amount	Value ($)

Preferred Stock - 1.4%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.4%
Watford Holdings Ltd. (Bermuda) 8.50% (c) (f)	160,000	3,920,000

Total Preferred Stock (Cost $3,920,000)		3,920,000

Warrants - 0.0%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%
Medical Card System, Inc. 07/26/18 (c)	50,689	10,138

Total Warrants (Cost $ — )		10,138

Total Investments-142.3%		409,387,068
(Cost of $400,668,848)
Other Assets & Liabilities, Net-5.7%		16,401,299
Loan Outstanding-(48.0)%		(138,000,000)

Net Assets -100.0%		287,788,367

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at June 30, 2014. Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(d)	Senior Loan assets have additional unfunded loan commitments. As of June 30, 2014, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments

GTCR Valor Companies, Inc.	$867,435
The SI Organization, Inc.	88,001

Total unfunded loan commitments	$955,436

(e)	Fixed rate asset.
(f)	Foreign issuer traded in U.S. dollars.

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2014 (unaudited)

(g)	Represents a payment-in-kind security which may pay interest in additional principal amount.
(h)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2014, these securities amounted to $110,051,584, or 38.2% of net assets.
(i)	Asset-backed securities include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
(j)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2014.

18  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

June 30, 2014 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $426,775,988 and $400,668,848, respectively)	$431,634,424	$409,387,068
Cash and cash equivalents	35,132,032	31,349,124
Interest and dividends receivable	2,607,586	3,741,237
Receivable for investment securities sold	9,277,838	11,053,062
Unrealized appreciation on unfunded transactions (Note 9)	7,242	7,242
Other receivable	876	876
Deferred financing costs	233,904	88,429
Prepaid expenses	273,943	275,873

Total Assets	$479,167,845	$455,902,911

Liabilities:

Borrowings under credit facility (Note 8)	$149,269,000	$138,000,000
Payable for investment securities purchased	29,676,787	29,074,829
Interest payable	278,676	215,209
Distributions payable to common shareholders	84,959	96,384
Investment advisory fee payable	368,000	349,519
Other payables and accrued expenses due to affiliates	125,050	155,108
Other payables and accrued expenses	467,241	223,495

Total Liabilities	180,269,713	168,114,544

Net Assets (Applicable to Common Shareholders)	$298,898,132	$287,788,367

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,705,488	$275,652,326
Undistributed net investment income	1,294,981	1,873,986
Accumulated net realized (loss)/gain from investments	(3,968,015)	1,536,593
Net unrealized appreciation on investments and unfunded transactions	4,865,678	8,725,462

Net Assets (Applicable to Common Shareholders)	$298,898,132	$287,788,367

Number of Common Shares outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$19.19	$19.90

See accompanying Notes to Financial Statements.  |  19

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Six Months Ended June 30, 2014 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$13,733,137	$14,908,055
Dividends	85,000	85,000

Total Investment Income	13,818,137	14,993,055

Expenses:

Investment advisory fee (Note 3)	2,234,791	2,101,830
Interest and commitment fee expense (Note 8)	1,028,785	998,433
Audit and legal fees	226,946	208,710
Administrative services of the Adviser (Note 3)	280,000	280,000
Insurance expense	176,480	176,480
Amortization of deferred financing costs (Note 8)	449,653	53,531
Board of Directors fees (Note 3)	59,682	59,682
Other operating expenses (Note 3)	213,846	196,621

Total Expenses	4,670,183	4,075,287

Net Investment Income	9,147,954	10,917,768

Net Realized and Unrealized Gain on Investments

Net realized gain on investments	1,045,881	1,141,455
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions (Note 9)	378,139	3,705,961

Net realized and unrealized gain on investments	1,424,020	4,847,416

Distributions to Preferred Shareholders:

From net investment income	(244,641)	—

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$10,327,333	$15,765,184

20  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (unaudited)	Year Ended December 31, 2013

Increase in Net Assets:

From Operations

Net investment income	$9,147,954	$20,796,588
Net realized gain/(loss) on investments	1,045,881	(3,951,563)
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions	378,139	9,536,604
Distributions to preferred shareholders	(244,641)	(677,510)

Net increase in net assets from operations	10,327,333	25,704,119

Distributions to Common Shareholders

From net investment income	(9,160,074)	(19,606,326)

Total distributions to common shareholders	(9,160,074)	(19,606,326)

Capital Transactions from Common Shares

Reinvestment of dividends	—	811,136

Net increase in net assets from share transactions	—	811,136

Total increase in net assets	$1,167,259	$6,908,929

Net Assets Applicable to Common Shares

Beginning of period	297,730,873	290,821,944

End of period	$298,898,132	$297,730,873

Undistributed net investment income	$1,294,981	$1,543,192

See accompanying Notes to Financial Statements.  |  21

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (unaudited)	Period Ended December 31, 2013*

Increase in Net Assets:

From Operations

Net investment income	$10,917,768	$14,875,457
Net realized gain on investments	1,141,455	569,675
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions	3,705,961	5,019,501

Net increase in net assets from operations	15,765,184	20,464,633

Distributions to Common Shareholders

From net investment income	(10,153,746)	(13,797,712)
From realized gains on investments	—	(174,537)

Total distributions to common shareholders	(10,153,746)	(13,972,249)

Capital Transactions from Common Shares

Proceeds from sale of common shares	—	276,162,889
Offering costs (Note 6)	—	(578,352)

Net increase in net assets from share transactions	—	275,584,537

Total increase in net assets	$5,611,438	$282,076,921

Net Assets Applicable to Common Shares

Beginning of period	282,176,929	100,008 **

End of period	$287,788,367	$282,176,929

Undistributed net investment income	$1,873,986	$1,106,712

*	For the period from February 25, 2013 (commencement of operations) to December 31, 2013.

**	Represents initial seed capital invested by Apollo Credit Management, LLC.

22  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2014 (unaudited)

Cash Flows From Operating Activities

Net increase in net assets from operations excluding distributions to preferred shareholders	$10,571,974

Adjustments to Reconcile Net Increase in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Flows Provided by Operating Activities
Net realized gain on investments	(1,045,881)
Net change in unrealized (appreciation)/depreciation on investments and unfunded transactions	(378,139)
Net amortization/(accretion) of premium/(discount)	(406,551)
Purchase of investment securities	(163,709,203)
Proceeds from disposition of investment securities	182,147,530
Amortization of deferred financing costs	449,653
Accrued deferred financing costs	(211,154)
Changes in Operating Assets and Liabilities
Decrease in interest receivable	271,822
Increase in other receivable	(876)
Increase in prepaid expenses	(218,888)
Decrease in interest payable	(238,211)
Decrease in investment advisory fee payable	(15,179)
Decrease in other payables and accrued expenses due to affiliates	(148,135)
Increase in other payables and accrued expenses	121,639

Net cash flows provided by operating activities	27,190,401

Cash Flows From Financing Activities
Proceeds from borrowing under the credit facility	149,269,000
Repayment of the credit facility	(122,704,615)
Deferred financing costs	(38,846)
Repurchase of Series A Preferred Shares	(30,680,000)
Distributions paid to common shareholders	(9,189,357)
Distributions paid to preferred shareholders	(413,081)

Net cash flows used in financing activities	(13,756,899)

Net Increase in Cash and Cash Equivalents	13,433,502

Cash and cash equivalents, beginning of period	21,698,530

Cash and cash equivalents, end of period	$35,132,032

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fees	$1,266,996

See accompanying Notes to Financial Statements.  |  23

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2014 (unaudited)

Cash Flows From Operating Activities

Net increase in net assets from operations	$15,765,184

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided by Operating Activities
Net realized gain on investments	(1,141,455)
Net change in unrealized (appreciation)/depreciation on investments and unfunded transactions	(3,705,961)
Net amortization/(accretion) of premium/(discount)	(277,314)
Purchase of investment securities	(154,119,176)
Proceeds from disposition of investment securities	165,257,680
Amortization of deferred financing costs	53,531
Changes in Operating Assets and Liabilities
Decrease in interest receivable	970,594
Increase in other receivable	(876)
Increase in prepaid expenses	(220,818)
Decrease in interest payable	(5,632)
Decrease in investment advisory fee payable	(6,990)
Decrease in other payables and accrued expenses due to affiliates	(423,123)
Decrease in other expenses and liabilities	(83,082)

Net cash flows provided by operating activities	22,062,562

Cash Flows From Financing Activities
Distributions paid to common shareholders	(10,198,116)

Net cash flows used in financing activities	(10,198,116)

Net Increase in Cash and Cash Equivalents	11,864,446

Cash and cash equivalents, beginning of period	19,484,678

Cash and cash equivalents, end of period	$31,349,124

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,004,065

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$ 19.12	$ 18.73	$ 17.68	$ 19.10(b)

Income from Investment Operations:
Net investment income	0.59	1.34	1.39	1.00
Net realized and unrealized gain/(loss) on investments	0.09	0.35	1.10	(1.46)
Distributions from net investment income to Series A Preferred Shareholders	(0.02)	(0.04)	(0.05)	(0.02)

Total from investment operations	0.66	1.65	2.44	(0.48)

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.59)	(1.26)	(1.38)	(0.88)
Net realized gain on investments	—	—	(0.01)	(0.02)

Total distributions paid to Common Shareholders	(0.59)	(1.26)	(1.39)	(0.90)

Common Share offering charges to paid-in capital	—	—	—	(0.04)
Net Asset Value, End of Period	$ 19.19	$ 19.12	$ 18.73	$ 17.68
Market Value, End of Period	$ 18.05	$ 18.10	$ 18.77	$ 16.01
Total return based on net asset value(c)	3.66%(d)	9.19%	14.23%	(2.43)%(d)
Total return based on market value(c)	3.00%(d)	3.14%	26.41%	(15.62)%(d)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	3.16%(e)	3.00%	3.21%	2.99%(e)
Ratio of net expenses to average net assets	3.16%(e)	3.00%	3.18%	2.88%(e)
Ratio of net investment income to average net assets(f)	6.18%(e)	7.03%	7.51%	6.49%(e)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	6.02%(e)	6.80%	7.25%	6.33%(e)
Supplemental Data:
Portfolio turnover rate	41.2%(d)	72.0%	66.6%	41.5%(d)
Net assets at end of period (000’s)	$298,898	$297,731	$290,822	$273,650
Senior Securities:
Total Series A Preferred Shares outstanding	—	1,534	1,534	1,534
Liquidation and market value per Series A Preferred Shares	$ —	$ 20,000	$ 20,000	$ 20,000
Asset coverage per share(g)	$ —	$294,078	$289,574	$278,380
Loan outstanding (in 000’s)	$149,269	$122,705	$122,705	$122,705
Asset coverage per $1,000 of loan outstanding	$ 3,002(h)	$ 3,676(i)	$ 3,620(i)	$ 3,480(i)

(a)	From February 23, 2011 (commencement of operations) to December 31, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Net investment income ratio does not reflect payment to preferred shareholders.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.
(i)	Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  25

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Per Common Share Operating Performance:	For the Six Months Ended June 30, 2014 (Unaudited)	For the Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$19.51	$19.10(b)

Income from Investment Operations:
Net investment income	0.75	1.03
Net realized and unrealized gain on investments	0.34	0.39

Total from investment operations	1.09	1.42

Less Distributions Paid to Common Shareholders from:
Net investment income	(0.70)	(0.96)
Net realized gain on investments	—	(0.01)

Total distributions paid to Common Shareholders	(0.70)	(0.97)

Common share offering charges to paid-in capital	—	(0.04)
Net Asset Value, End of Period	$19.90	$19.51
Market Value, End of Period	$18.35	$18.00
Total return based on net asset value(c)	6.04%(d)	7.94%(d)
Total return based on market value(c)	5.98%(d)	(4.90)%(d)
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	2.87%(e)	2.58%(e)
Ratio of net expenses to average net assets	2.87%(e)	2.55%(e)
Ratio of net investment income to average net assets	7.70%(e)	6.38%(e)
Supplemental Data:
Portfolio turnover rate	40.9%(d)	72.4%(d)
Net assets at end of period (000’s)	$287,788	$282,177
Senior Securities:
Loan outstanding (in 000’s)	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(f)	$3,085	$3,045

(a)	From February 25, 2013 (commencement of operations) to December 31, 2013.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

26  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

June 30, 2014 (unaudited)

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, collectively, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as non-diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF will seek to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high-yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high-yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

The Funds are classified as “non-diversified” under the Investment Company Act. As a result, each Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Each Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

Semi-Annual Report  |  27

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, warrants and asset-backed securities are priced based on valuations provided by an approved independent third-party pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent third-party pricing service or broker, or if the price provided by the independent third-party pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, fair value is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures can, but are not obligated to, take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset or liability in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third-party pricing services, and the existence of contemporaneous observable trades in the market.

28  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

The valuation techniques used by the Funds to measure fair value at June 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. Summaries of the Funds’ investments categorized in the fair value hierarchy as of June 30, 2014 are as follows:

Apollo Senior Floating Rate Fund Inc.

Assets in Fair Value Hierarchy:	Fair Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Cash and Cash Equivalents	$35,132,032	$35,132,032	$—	$—
Senior Loans	397,129,322	—	336,816,948	60,312,374
Corporate Notes and Bonds	28,427,641	—	28,427,641	—
Common Stock	2,146,478	—	—	2,146,478
Preferred Stock	3,920,000	—	—	3,920,000
Warrants	10,983	—	—	10,983

Total Assets	$466,766,456	$35,132,032	$365,244,589	$66,389,835

AFT did not have any liabilities that were measured at fair value at June 30, 2014. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2014:

Apollo Senior Floating Rate Fund Inc.

	Fair Value	Senior Loans	Corporate Notes and Bonds	Common Stock	Preferred Stock	Warrants

Fair Value, beginning of period	$75,544,153	$71,714,454	$1,762,852	$2,058,610	$—	$8,237
Purchases	22,192,105	18,272,105	—	—	3,920,000	—
Sales	(22,807,955)	(21,045,103)	(1,762,852)	—	—	—
Accretion/(amortization) of discounts/(premiums)	95,979	95,979	—	—	—	—
Net realized gain/(loss)	280,075	184,222	95,853	—	—	—
Change in net unrealized appreciation/(depreciation)	301,792	307,031	(95,853)	87,868	—	2,746
Transfers into Level 3	15,115,872	15,115,872	—	—	—	—
Transfers out of Level 3	(24,332,186)	(24,332,186)	—	—	—	—

Total Fair Value, end of period	$66,389,835	$60,312,374	$—	$2,146,478	$3,920,000	$10,983

Investments were transferred into and out of Level 3 and into and out of Level 2 during the six months ended June 30, 2014 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2014 was $146,215 for AFT.

Semi-Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2014:

Apollo Senior Floating Rate Fund Inc.

Assets	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input(s)	Multiple	Weighted Average or Range

Senior Loans	$60,312,374	Third-party pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A
Common Stock	2,146,478	Third-party pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A
Preferred Stock	3,920,000	Cost(1)	N/A	N/A	N/A
Warrants	10,983	Third-party pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$66,389,835

(1)

 The Fund values its Level 3 investments in accordance with its fair valuation procedures. These investments are generally privately held securities. There may not be a secondary market for these securities, the issuer may be newly formed and/or there may be a limited number of investors seeking to purchase or sell these securities. The value of certain Level 3 securities may be estimated to approximate cost. The value of securities held at cost is reviewed frequently utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that may affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and/or the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

Apollo Tactical Income Fund Inc.

Assets in Fair Value Hierarchy:	Fair Value at June 30, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Cash and Cash Equivalents	$31,349,124	$31,349,124	$—	$—
Senior Loans	250,074,626	—	203,697,192	46,377,434
Corporate Notes and Bonds	118,820,270	—	112,700,270	6,120,000
Asset-Backed Securities	36,562,034	—	9,401,268	27,160,766
Preferred Stock	3,920,000	—	—	3,920,000
Warrants	10,138	—	—	10,138

Total Assets	$440,736,192	$31,349,124	$325,798,730	$83,588,338

AIF did not have any liabilities that were measured at fair value at June 30, 2014. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2014:

Apollo Tactical Income Fund Inc.

	Fair Value	Senior Loans	Corporate Notes and Bonds	Asset-Backed Securities	Preferred Stock	Warrants

Fair Value, beginning of period	$90,759,035	$41,939,669	$30,897,963	$17,913,800	$—	$7,603
Purchases	32,169,441	18,822,676	—	9,426,765	3,920,000	—
Sales	(15,124,429)	(10,122,284)	(5,002,145)	—	—	—
Accretion/(amortization) of discounts/(premiums)	92,604	65,192	2,570	24,842	—	—
Net realized gain/(loss)	134,882	43,473	91,409	—	—	—
Change in net unrealized appreciation/(depreciation)	2,135,416	754,006	1,583,516	(204,641)	—	2,535
Transfers into Level 3	13,000,838	13,000,838	—	—	—	—
Transfers out of Level 3	(39,579,449)	(18,126,136)	(21,453,313)	—	—	—

Total Fair Value, end of period	$83,588,338	$46,377,434	$6,120,000	$27,160,766	$3,920,000	$10,138

Investments were transferred into and out of Level 3 and into and out of Level 2 during the six months ended June 30, 2014 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at June 30, 2014 was $1,247,856 for AIF.

30  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of June 30, 2014:

Apollo Tactical Income Fund Inc.

Assets	Fair Value at June 30, 2014	Valuation Technique(s)	Unobservable Input(s)	Multiple	Weighted Average or Range

Senior Loans	$46,377,434	Third-party pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A
Corporate Notes and Bonds	6,120,000	Third-party pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A
Asset-Backed Securities	27,160,766	Third-party pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A
Preferred Stock	3,920,000	Cost(1)	N/A	N/A	N/A
Warrants	10,138	Third-party pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$83,588,338

(1)

The Fund values its Level 3 investments in accordance with its fair valuation procedures. These investments are generally privately held securities. There may not be a secondary market for these securities, the issuer may be newly formed and/or there may be a limited number of investors seeking to purchase or sell these securities. The value of certain Level 3 securities may be estimated to approximate cost. The value of securities held at cost is reviewed frequently utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that may affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and/or the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of June 30, 2014, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximate the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable.

U.S. Federal Income Tax Status

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and

Semi-Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

circumstances. For the year ended December 31, 2013, AFT recorded a U.S. Federal excise tax provision of $31,013. In 2013, it was deemed prudent for cash management purposes for the Fund to pay a nominal excise tax which is equated to $0.002 per common share. For the year ended December 31, 2013, AIF recorded a U.S. Federal excise tax provision of $28,967. In 2013, it was deemed prudent for cash management purposes for the Fund to pay a nominal excise tax which equated to $0.002 per common share. An additional $8,550 and $3,252 was paid during 2014 relating to the 2013 tax year by AFT and AIF, respectively. No federal income tax or excise tax provision is required for the six months ended June 30, 2014.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2011, 2012 and 2013. The statute of limitations on AIF’s federal and state fillings remains open for the year ended December 31, 2013.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds (the “Investment Advisory Agreement”). For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the six months ended June 30, 2014, the Adviser earned fees of $2,234,791 and $2,101,830 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are

32  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the six months ended June 30, 2014, the Adviser provided services under these agreements totaling $280,000 for each of AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in this amount is $38,720 for each of AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the six months ended June 30, 2014.

Each Fund has also entered into an Administration and Accounting Services Agreement (the “Administration Agreements”) with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”). Under the Administration Agreements, BNYMIS provides certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. The Funds pay BNYMIS for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ custodian. BNYMIS serves as the Funds’ transfer agent. BNY Mellon and BNYMIS provided services totaling $136,908 and $127,904 for AFT and AIF, respectively, for the six months ended June 30, 2014 which are included in the Statements of Operations in other operating expenses.

Board of Directors Fees

On an annual basis, AFT and AIF pay to each member of the Board who is not an “interested person” of the Funds (as defined in the Investment Company Act) an annual retainer of $12,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $3,000 per year from each Fund. The Funds also reimbursed independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations for the six months ended June 30, 2014 is $59,682 and $59,682 of expenses related to the Board for AFT and AIF, respectively.

Note 4. Investment Transactions

For the six months ended June 30, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Apollo Senior Floating Rate Fund Inc.	$179,361,189	$184,008,721
Apollo Tactical Income Fund Inc.	167,187,666	168,587,626

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior

Semi-Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the Securities Act of 1933 and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high-yield bonds (i.e., “junk bonds”). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

34 | Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as collateralized debt obligations, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Market Risk

Global credit markets have performed well during the first half of 2014. Though much of the fear and uncertainty regarding the ongoing reduction and eventual elimination of the Fed’s quantitative easing program have subsided, economic growth remains tepid and the impact of rising interest rates poses potential risks to growth. Recent geopolitical conflicts and stresses observed in European banks highlight that unknown risks remain and they provide the potential to create market volatility that could have an adverse impact on the financial markets. Adverse consequences could extend to the issuers of the securities and other instruments held by the Funds and, as a result, could materially and adversely affect returns on the Funds’ investments, the ability of issuers to continue to pay their debt service or refinance and repay their loans or other liabilities as they become due and the Funds’ ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict such events and their longer-term impact on the financial markets and the participants therein, they could be material and adverse to the Funds.

Semi-Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Six Months Ended June 30, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of period	15,573,061	$296,714,038	15,530,498	$295,933,915
Common shares issued as reinvestment of dividends	—	—	42,563	811,136
Permanent differences reclassified (primarily non-deductible expenses)	—	(8,550)	—	(31,013)

Common shares outstanding, end of period	15,573,061	$296,705,488	15,573,061	$296,714,038

Apollo Tactical Income Fund Inc.

	Six Months Ended June 30, 2014		Period Ended December 31, 2013*

	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of period	14,464,026	$275,655,578	5,236	$100,008
Common shares issued in connection with initial public offering	—	—	14,458,790	276,162,889 **
Offering costs	—	—	—	(578,352)
Permanent differences reclassified (primarily non-deductible expenses)	—	(3,252)	—	(28,967)

Common shares outstanding, end of period	14,464,026	$275,652,326	14,464,026	$275,655,578

*	AIF commenced investment operations on February 25, 2013.

** Net	of sales load totaling $13,012,911.

Offering costs were paid by AIF up to $0.04 per common share which totaled $578,352 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of AIF’s organizational expenses and offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,012,911, which was paid by AIF out of the proceeds.

Dividends declared on common shares with a record date of January 1, 2014 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

December 13, 2013	January 16, 2014	January 21, 2014	January 31, 2014	$0.0997	$1,552,634	$1,552,634	—
January 24, 2014	February 13, 2014	February 18, 2014	February 28, 2014	$0.0997	$1,552,634	$1,552,634	—
February 11, 2014	March 17, 2014	March 19, 2014	March 31, 2014	$0.0987	$1,537,061	$1,537,061	—
March 19, 2014	April 15, 2014	April 17, 2014	April 30, 2014	$0.0977	$1,521,488	$1,521,488	—
April 17, 2014	May 15, 2014	May 19, 2014	May 30, 2014	$0.0967	$1,505,915	$1,505,915	—
May 13, 2014	June 16, 2014	June 18, 2014	June 30, 2014	$0.0957	$1,490,342	$1,490,342	—
June 16, 2014	July 17, 2014	July 21, 2014	July 31, 2014	$0.0957	$1,490,342	$1,490,342	—
July 16, 2014	August 15, 2014	August 19, 2014	August 29, 2014	$0.0957	$1,490,342
August 13, 2014	September 16, 2014	September 18, 2014	September 30, 2014	$0.0957

36  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

December 13, 2013	January 16, 2014	January 21, 2014	January 31, 2014	$0.1170	$1,692,291	$1,692,291	—
January 24, 2014	February 13, 2014	February 18, 2014	February 28, 2014	$0.1170	$1,692,291	$1,692,291	—
February 11, 2014	March 17, 2014	March 19, 2014	March 31, 2014	$0.1170	$1,692,291	$1,692,291	—
March 19, 2014	April 15, 2014	April 17, 2014	April 30, 2014	$0.1170	$1,692,291	$1,692,291	—
April 17, 2014	May 15, 2014	May 19, 2014	May 30, 2014	$0.1170	$1,692,291	$1,692,291	—
May 13, 2014	June 16, 2014	June 18, 2014	June 30, 2014	$0.1170	$1,692,291	$1,692,291	—
June 16, 2014	July 17, 2014	July 21, 2014	July 31, 2014	$0.1170	$1,692,291	$1,692,291	—
July 16, 2014	August 15, 2014	August 19, 2014	August 29, 2014	$0.1170	$1,692,291
August 13, 2014	September 16, 2014	September 18, 2014	September 30, 2014	$0.1170

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

The tax character of distributions paid by AFT during the fiscal year ended December 31, 2013 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions paid from Ordinary Income: *	2013

Common Shareholders	$19,606,326
Preferred Shareholders	677,510

Total Distributions	$20,283,836

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal year ended December 31, 2013 was as follows:

Apollo Tactical Income Fund Inc.

Distributions paid from Ordinary Income: *	2013

Common Shareholders	$13,972,249

Total Distributions	$13,972,249

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2013, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$1,543,192	$—	$4,445,910	$(4,971,886)
Apollo Tactical Income Fund Inc.	1,501,954	—	5,019,397	—

*	Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2013, long-term capital loss carryforwards are $4,971,886 for AFT, which may be carried forward for an unlimited period.

Semi-Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the six months ended June 30, 2014, permanent differences resulting primarily from non-deductible expenses were identified and reclassified among the components of the Funds’ net assets were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss from Investments	Paid-In Capital

Apollo Senior Floating Rate Fund Inc.	$8,550	$—	$(8,550)
Apollo Tactical Income Fund Inc.	3,252	—	(3,252)

As of June, 30 2014, unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$426,775,988	$400,669,065

Unrealized appreciation	$8,461,947	$10,285,435
Unrealized depreciation	(3,603,511)	(1,567,432)

Net unrealized appreciation/(depreciation)*	$4,858,436	$8,718,003

*	Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On May 15, 2014, AFT entered into a $150,000,000 revolving credit facility with JPMorgan Chase Bank, N.A. (“JPM”) as lender and administrative agent. On May 20, 2014, AFT reduced the commitment to $149,269,000. AFT may borrow on a revolving basis until May 15, 2016. Any loans outstanding under the credit facility must be repaid in full on May 15, 2016. The loans bear interest at a rate of three-month LIBOR plus 1.20%. As of June 30, 2014, AFT has $149,269,000 outstanding, which is the maximum commitment amount under the credit facility.

Prior to May 15, 2014, AFT had a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally, AFT had issued 1,534 shares of Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loan under the credit agreement was to be repaid in full and the outstanding Preferred Shares repurchased no later than March 24, 2015. On May 15, 2014, AFT repurchased the 1,534 preferred shares that were issued and outstanding having an aggregate liquidation preference of $30,680,000, repaid the outstanding loan balance of $122,704,615 and terminated the credit agreement with Wells Fargo.

During the six months ended June 30, 2014, the average daily loan balance outstanding on days where borrowings existed was $129,602,550, the weighted average annual interest rate was 1.58% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,028,785.

38  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

The fair value of AFT’s borrowings under the credit facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The credit facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2014, AFT was not aware of any instances of non-compliance related to the credit facility.

In connection with AFT’s entry into the credit facility, certain debt financing costs were incurred by AFT and have been recorded as deferred financing costs in the Statements of Assets and Liabilities. The debt financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations. Also included in the Statements of Operations in interest and commitment fee expense is $38 related to fees incurred for the credit agreement with JPM for the period between May 15 and May 20, 2014, the commitment termination date.

Apollo Tactical Income Fund Inc.

On April 26, 2013, AIF entered into a $138,000,000 revolving credit facility with JPM as lender and administrative agent. AIF may borrow on a revolving basis until April 26, 2015. Any loans outstanding under the credit facility must be repaid in full on April 26, 2015. The loans generally bear interest at a rate of three-month LIBOR plus 1.20%. As of June 30, 2014, AIF has $138,000,000 outstanding, which is the maximum commitment amount under the credit facility. The average daily loan balance outstanding on days where borrowings existed was $138,000,000, the weighted average annual interest rate was 1.44% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $998,433.

The fair value of AIF’s borrowings under the credit facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The credit facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2014, AIF was not aware of any instances of non-compliance related to the credit facility.

In connection with AIF’s entry into the credit facility, certain debt financing costs were incurred by AIF and have been recorded as deferred financing costs in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Note 9. Unfunded Loan Commitments

As of June 30, 2014, each Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Unfunded Loan Commitments
GTCR Valor Companies, Inc.	$867,435
The SI Organization, Inc.	88,001

Total unfunded loan commitments	$955,436

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the six months ended June 30, 2014, the Funds each recorded net unrealized appreciation on unfunded transactions totaling $7,242. In addition, AFT recorded the reversal of the unrealized depreciation on the unfunded transaction held at December 31, 2013 of $381.

Semi-Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements  (continued)

June 30, 2014 (unaudited)

Note 10. Indemnification

The Funds have a variety of indemnification obligations under contracts with its service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

40  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

June 30, 2014 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify BNYMIS, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

Semi-Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information  (continued)

June 30, 2014 (unaudited)

Approval of Continuance of AFT’s Investment Advisory Agreement

At a Board meeting held on February 11, 2014, the Directors met in person to consider the approval of the renewal of the Investment Advisory and Management Agreement between AFT and the Adviser (the “Advisory Agreement”) for an additional one-year term.

The Board of Directors of AFT has the responsibility under the Investment Company Act to approve the annual renewal of AFT’s Advisory Agreement at meetings of the Board called for the purpose of voting on such renewal. AFT’s Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning AFT’s investment performance, AFT’s fees and expenses in comparison with other funds’ fees and expenses and the Adviser’s profitability at the meeting at which the renewal of the Advisory Agreement is considered, the process of evaluating AFT’s investment advisory and administrative arrangements is an ongoing one.

In preparation for their review of the Advisory Agreement, all of the Independent Directors present at the meeting met with their independent counsel in an executive session. In considering whether to approve the Advisory Agreement, the Directors, including the Independent Directors, reviewed materials provided in advance of the meeting by the Adviser and counsel to the Independent Directors and other materials which included, among other things: (i) information concerning the services rendered to AFT by the Adviser; (ii) information concerning the revenues generated and expenses incurred by the Adviser from the operation of AFT, including, at the request of the Board, a supplemental expense analysis report; and (iii) a memorandum outlining the legal duties of the Board under the Investment Company Act of 1940, as amended. The Board also reviewed information prepared by Strategic Insight, a third-party service provider, which included information comparing (1) AFT’s performance with that of a group of comparable funds selected by Strategic Insight (the “Peer Group”) and with a broader group of funds (the “Morningstar Category”), and (2) AFT’s contractual and net management fees and total net expenses with those of the Peer Group and Morningstar Category.

Counsel to the Independent Directors discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement and referred the Directors to the materials provided in connection with the meeting. The Directors also received information regarding AFT’s operations, expenses and performance periodically throughout the year.

The nature, extent and quality of services provided by the Adviser.  Representatives of the Adviser discussed the nature, extent and quality of the services provided by the Adviser to AFT, including the Adviser’s expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser’s staff, the experience of its key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. Representatives of the Adviser discussed the reputation, compliance history, compliance program and financial condition of the Adviser. They discussed the terms of the Advisory Agreement and the Adviser’s responsibilities, including oversight of compliance with AFT’s investment policies and objectives, oversight of general fund compliance and the implementation of Board directives as they relate to AFT.

Investment performance of AFT and the Adviser.  Representatives of the Adviser reviewed with the Board AFT’s performance. Fund management discussed AFT’s stock price and its yield. Representatives of the Adviser compared AFT’s current dividend yield to the average dividend yield of certain of its peer funds identified by the Adviser. Fund management discussed AFT’s investment performance as compared to the performance of relevant reference indexes (the “Benchmarks”) for various periods. On a net asset value basis, AFT outperformed the Benchmarks for the one-year period ended December 31, 2013 and for the periods from inception to December 31, 2013 and December 31, 2012 and underperformed the Benchmarks for the period from inception to December 31, 2011. On a market value basis, AFT underperformed the Benchmarks for all periods. Representatives of the Adviser next reviewed AFT’s investment performance as compared to that of the Peer Group and Morningstar Category for various periods. AFT generally ranked above or slightly below the medians of the Peer Group and Morningstar Category for the various periods.

Cost of services provided and profits realized by the Adviser and its affiliates from the relationship with AFT.  The Board discussed the net management fee and net expense ratio comparisons set forth in the Strategic Insight report with representatives of the Adviser. The Adviser’s voluntary waiver of fees and reimbursable expenses was noted. Without giving effect to waivers, AFT’s net management fee and total net expense ratio at both managed and common asset levels ranked in the fourth quartile of the Peer Group and Morningstar Category. The Directors also discussed an expense analysis report prepared by fund management at the request of the Board and distributed at the meeting that provided additional

42  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information  (continued)

June 30, 2014 (unaudited)

information regarding the material elements of AFT’s total net expense ratio, namely its gross management fee, other operating expenses and investment-related fees. Referring to the report, representatives of the Adviser reviewed those elements and certain differences between AFT’s expenses and those of its peers, including that AFT employs more debt leverage than certain of the funds in the Peer Group and has issued less preferred shares than certain of the funds in the Peer Group (which negatively impacted comparison to Peer Group funds). It was noted that AFT’s management fee and fund accounting and administration fees were in line with those of one of AFT’s closest peer funds. The Directors also received information from the Adviser regarding the methodology used by the Adviser in allocating its costs regarding the operations of AFT and calculating AFT’s profitability to the Adviser and its affiliates. In addition, the Directors considered whether any direct or indirect collateral benefits inured to the Adviser as a result of its affiliation with AFT.

The extent to which economies of scale would be realized as AFT grows and whether fee levels would reflect such economies of scale.  The Directors considered the extent to which economies of scale have been realized for AFT. It was noted that, because AFT is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance. It was also noted that AFT’s investment objective is to provide current income and that much of AFT’s realized income is distributed to shareholders through monthly dividends.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients.  In considering the comparison of services rendered to and fees paid by AFT to those under other investment advisory contracts, the Directors were aware of the nature of the investment strategies of AFT and the fact that the relevant comparison funds may have investment strategies and restrictions different from those of AFT. In regard to compensation paid to the Adviser with respect to other funds or accounts, the Adviser stated that none of the other funds or accounts advised by it or any of its affiliates is comparable to AFT with respect to investment strategies. The Adviser receives revenue pursuant to the Administrative Services and Reimbursement Agreement between AFT and the Adviser pursuant to which the Adviser provides AFT with certain personnel and services not otherwise provided under the Advisory Agreement, which services are required for the operations of AFT, and AFT generally reimburses the Adviser on an at cost basis for such services.

Conclusion.  After consideration of the factors discussed above, the Directors, including the Independent Directors, unanimously voted to approve the renewal of the Advisory Agreement for an additional one-year term.

Shareholder Meeting Results

On May 13, 2014, AFT held its Annual Meeting of Shareholders for the election of Directors. The proposal was approved by AFT’s shareholders and the results of the voting are as follows:

NAME	FOR	WITHHELD

Robert L. Borden*	1,534	—

Carl J. Rickertsen**	10,884,783	170,338

*	Elected by the holders of AFT’s Preferred Stock only.

**	Elected by the holders of AFT’s Common Stock and Preferred Stock, voting together as a single class.

On May 13, 2014, AIF held its Annual Meeting of Shareholders for the election of Directors of AIF. The proposal was approved by AIF’s shareholders and the results of the voting are as follows:

NAME	FOR	WITHHELD

Robert L. Borden	12,854,361	148,569

Carl J. Rickertsen	12,850,648	152,281

Barry Cohen, Glenn N. Marchak, Todd J. Slotkin and Elliot Stein, Jr. continue to serve in their capacities as Directors of the Funds.

Semi-Annual Report  |  43

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

480 Washington Blvd.

Jersey City, NJ 07310

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2014 are available (i) without charge, upon request, by calling 1-888-301-3838 and (ii) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

—	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
—	Website information, including any information captured through our use of “cookies”; and
—	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

44  |  Semi-Annual Report

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9 West 57th Street, New York, NY 10019

1-888-301-3838  —  www.agmfunds.com

06/30/14

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	08/29/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	08/29/14

By (Signature and Title)	/s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date	08/29/14